UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report:    February 21, 2025
(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	AIN	The New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02. Compensatory Arrangements of Certain Officers.

On February 21, 2025, the Compensation Committee (the “Committee”) of the Registrant’s Board of Directors approved the grant of 2025 Performance Stock Unit Awards and Restricted Stock Unit Awards under the Registrant’s 2023 Incentive Plan (the “2023 Plan”) to certain of the Registrant’s executives, including certain of the Registrant’s named executive officers (as defined by S-K Item 402(a)(3)). Each recipient was granted a Performance Stock Unit Award and a Restricted Stock Unit Award pursuant to separate award agreements.

Performance Stock Unit Award

For the Performance Stock Unit Award, each recipient is provided the opportunity to earn a Share Bonus. Each recipient, including the named executive officers, was granted a Target Share Amount. Each award entitles the recipient to receive an amount equal to from 0% to 200% of such target amounts, based upon the extent to which he or she attains certain performance goals during the three-year period beginning January 1, 2025 and ending December 31, 2027. Success in achieving such goals will be determined during early 2028 by the Committee. Once such determination is made, the bonuses shall be paid in their entirety in March 2028.

A copy of the Form of the Performance Stock Unit Award Agreement used for such awards is being filed with this report as Exhibit 10(l)(xviii), and is incorporated by reference herein.

The target amounts for the named executive officers’ granted Performance Stock Unit Awards were as follows:

Named Executive Officer	Target Share Amount
Gunnar Kleveland	16,349 shares
Robert D. Starr	5,632 shares
Merle Stein	3,379 shares
Chris Stone	3,867 shares
Joseph M. Gaug	3,201 shares

Performance goals for the award recipients, including the named executive officers, are established and measured against performance measurement metrics relating to adjusted EBITDA, Return on Invested Capital (“ROIC”) and relative Total Shareholder Return (“rTSR”). The foregoing is Company-wide in scope.

Restricted Stock Unit Award

For the Restricted Stock Unit Award, each recipient, including the named executive officers, is granted share-settled restricted stock units. Under this award, the recipient is awarded a fixed number of number of shares which vests ratably over the three-year period and is paid in Class A common stock upon vesting. There is no exercise price and no dividends are paid until the shares vest and are distributed to the recipient. The awards vest as to one-third of the awarded units on each of the first three anniversaries of the date of grant, but only if the holder is then employed by the Company or a subsidiary.

A copy of the Form of the Restricted Stock Unit Award Agreement used for such awards is being filed with this report as Exhibit 10(l)(xix), and is incorporated by reference herein.

The target amounts for the named executive officers’ granted Restricted Stock Unit Awards were as follows:

Named Executive Officer	Target Share Amount
Gunnar Kleveland	16,349 shares
Robert D. Starr	5,632 shares
Merle Stein	3,379 shares
Chris Stone	3,867 shares
Joseph M. Gaug	3,201 shares

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

10(l)(xviii)	Form of Performance Stock Award Agreement
10(l)(xix)	Form of Restricted Stock Unit Award Agreement

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Robert D. Starr

Name:	Robert D. Starr
Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)
Date: February 27, 2025

EXHIBIT INDEX

Exhibit No.	Description
10(l)(xviii)	Form of Performance Stock Unit Award Agreement
10(l)(xix)	Form of Restricted Stock Unit Award Agreement
104	Inline XBRL cover page.